United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 18, 2009	000-52631
Date of Report (Date of earliest event reported)	Commission File Number

GREEN ENERGY HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	52-2404983
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2101 N.W. Boca Raton Blvd, Suite 1, Boca Raton, FL  33431
 (Address of Principal Executive Offices) (Zip Code)

(561) 445-6531
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registration under any of the following provisions (see General Instruction A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4(  c))

ITEM 4.01.    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

     On February 24, 2009, Green Energy Holding Corp (Green Energy) notified Ronald R. Chadwick P.C. (RCPC) that Green Energy was dismissing RCPC as the independent registered public accounting firm of Green Energy Holding Corp.  The decision to dismiss RCPC was ratified by Green Energy’s Board of Directors.

RCPC’s dismissal follows Green Energy’s filing of its quarterly report on Form 10-Q for the quarter ended December 31, 2008, which report did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.    RCPC’s audit report related to Green Energy’s financial statements for the years ended June 30, 2008 and June 30, 2007 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified related to audit scope, or accounting principles.  For both years, RCPC’s report included an emphasis paragraph relating to an uncertainty as to Green Energy’s ability to continue as a going concern.

Additionally, for the fiscal years ended June 30, 2007 and June 30, 2008 and through the date of this Form 8-K/A, there have been no disagreements with RCPC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to RCPC’s satisfaction, would have caused it to make references thereto in its report on Green Energy’s financial statements as of and for the fiscal years ended June 30, 2007 and June 30, 2008.

None of the reportable events described in Item 304(a)(1)(iv) of Regulation S-B occurred during the fiscal years ended June 30, 2008 and June 30, 2007, and through the date of this Form 8-K/A .

Green Energy has provided RCPC with a copy of this Current Report on Form 8-K/A before it was filed and requested that he furnish us a letter, addressed to the Securities and Exchange Commission, stating whether they agree with the information disclosed in this Current Report. A copy of the letter dated March 6, 2009 , furnished by RCPC in response to that request is filed as Exhibit 16.1.

Effective February 18, 2009, the accounting firm of M&K CPAs (“M&K”) was appointed as Green Energy’s independent registered public accounting firm.  M&K will report on Green Energy’s consolidated statements of financial condition as of June 30, 2009 and the statement of operations, changes in stockholders’ equity and cash flows for the same fiscal period.  M&K will also perform a review of the unaudited  quarterly financial statements to be included in Green Energy’s quarterly reports on Form 10-Q , commencing March 31, 2009.  Green Energy’s Board of Directors approved retaining M&K  as Green Energy’s new independent registered public accounting firm.

During the fiscal years ended June 30, 2008 and June 30, 2007  and the subsequent interim period prior to M&K’S engagement, Green Energy has not engaged M&K as either the principal accountant to audit Green Energy’s financial statements, or as an independent registered public accounting firm to audit any of Green Energy’s significant subsidiaries and on whom M&K is expected to express reliance in its report.  Additionally, neither Green Energy nor someone on its behalf consulted with M&K regarding either

(i)	the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit option that might be rendered on Green Energy’s financial statements, or

(ii)
any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B  and the related instructions thereto) or a reportable item (as described in Item 304(a)(1)(iv)), during Green Energy’s two most recent fiscal years or any subsequent interim period.

ITEM 501.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS.

Effective March 2, 2009, Dennis Murphy and Robert Hildebrand, will resign as Directors of the Company, as set forth in letters sent by each of them to the Board of Directors.  Each letter contained a statement that their respective resignations were because of any or the Company.

Effective March 2, 2009, Fahad Bu-Nuhayah will become a member of the Company’s Board of Directors.  Mr. Bu-Nuhayah is the owner: Saudi CAD for Engineering Services (1990 to present), a co-Owner: al Mutlaq Consulting Engineers (1991 to present), and was assistant General Manager of al-Mutlaq & Mu-Netanyahu Consulting Engineers 1991-2004.

The departure and appointment of the directors is described more fully in the Company’s definitive Information Statement, filed with the Securities and Exchange Commission on February 19, 2009.

ITEM 503.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective on or about March 10, 2009, the Company will amend its Articles of Incorporation to

(i)	Change its corporate name to Energy Holdings International, Inc.;

(ii)	increase its authorized capital to 100,000,000 shares of common stock, par value $.001 and 50,000,000 shares of preferred stock, par value $.001; and

(iii)	provide that the Company shall not be subject to provisions of Nevada law with respect to combination with interested stockholders.

A description of these amendments, as well as a copy of the Articles of Amendment is contained in the Company’s Information Statement that was filed with the Securities and Exchange Commission on February 19, 2009.

Forward-Looking Statement

        This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond Green Energy Holding Corp’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting the Company’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2008 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Exhibits

16.1	Letter of Ronald R. Chadwick, P.C., to the Securities and Exchange Commission dated March 6, 2009 (the former accountants).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2009		GREEN ENERGY HOLDING CORP.

	By:	/s/ John Adair,
John Adair, Chief Executive Officer